Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	GRVY
Entity Registrant Name	GRAVITY CO., LTD.
Entity Central Index Key	0001313310
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	6,948,900

CONSOLIDATED BALANCE SHEETS	Dec. 31, 2011 USD ($)	Dec. 31, 2011 KRW	Dec. 31, 2010 KRW	Dec. 31, 2011 All Other USD ($)	Dec. 31, 2011 All Other KRW	Dec. 31, 2010 All Other KRW
Current assets:
Cash and cash equivalents	$ 36,625,000	42,430,000,000	44,122,000,000
Short-term financial instruments	12,948,000	15,000,000,000	12,500,000,000
Short-term available-for-sale investments			5,000,000,000
Accounts receivable, net (including related party balances of (Won)2,947 and (Won)3,257, respectively)	5,555,000	6,436,000,000	8,242,000,000
Current portion of deferred income tax assets	2,643,000	3,062,000,000	857,000,000
Other current assets				4,234,000	4,905,000,000	5,622,000,000
Total current assets	62,005,000	71,833,000,000	76,343,000,000
Property and equipment, net	2,357,000	2,731,000,000	2,672,000,000
Leasehold and other deposits	5,114,000	5,924,000,000	1,711,000,000
Capitalized software development cost				16,345,000	18,936,000,000	13,700,000,000
Other intangible assets	13,595,000	15,750,000,000	20,140,000,000
Goodwill	6,454,000	7,477,000,000	7,991,000,000
Equity method investments	1,247,000	1,444,000,000	1,336,000,000
Deferred income tax assets	7,171,000	8,308,000,000
Other non-current assets				411,000	475,000,000	1,597,000,000
Total assets	114,699,000	132,878,000,000	125,490,000,000
Current liabilities:
Accounts payable (including related party balances of (Won)1,147 and (Won)950, respectively)	4,792,000	5,552,000,000	6,641,000,000
Deferred revenue				4,025,000	4,663,000,000	5,611,000,000
Other current liabilities	1,594,000	1,847,000,000	1,813,000,000
Total current liabilities	10,411,000	12,062,000,000	14,065,000,000
Long-term deferred revenue				6,437,000	7,457,000,000	8,993,000,000
Accrued severance benefits	791,000	916,000,000	1,031,000,000
Deferred income tax liabilities	1,309,000	1,517,000,000	2,600,000,000
Other non-current liabilities	231,000	267,000,000	389,000,000
Total liabilities	19,179,000	22,219,000,000	27,078,000,000
Commitments and contingencies
Parent Company Shareholders' equity:
Preferred shares, (Won)500 par value, 2,000,000 shares authorized, and no shares issued and outstanding at December 31, 2010 and 2011
Common shares, (Won)500 par value, 38,000,000 shares authorized, and 6,948,900 shares issued and outstanding at December 31, 2010 and 2011	2,999,000	3,474,000,000	3,474,000,000
Additional paid-in capital	65,080,000	75,395,000,000	75,395,000,000
Retained earnings	17,197,000	19,923,000,000	4,995,000,000
Accumulated other comprehensive income	2,627,000	3,042,000,000	3,552,000,000
Total parent company shareholders' equity	87,903,000	101,834,000,000	87,416,000,000
Non-controlling interest	7,617,000	8,825,000,000	10,996,000,000
Total equity	95,520,000	110,659,000,000	98,412,000,000
Total liabilities and equity	$ 114,699,000	132,878,000,000	125,490,000,000

CONSOLIDATED BALANCE SHEETS (Parenthetical) (KRW)	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, related party	3,257,000,000	2,947,000,000
Accounts payable, related party	950,000,000	1,147,000,000
Preferred shares, par value	500	500
Preferred shares, shares authorized	2,000,000	2,000,000
Preferred shares, shares issued
Preferred shares, shares outstanding
Common shares, par value	500	500
Common shares, shares authorized	38,000,000	38,000,000
Common shares, shares issued	6,948,900	6,948,900
Common shares, shares outstanding	6,948,900	6,948,900
Related Party Transactions
Other current assets	275,000,000	179,000,000
Capitalized software development cost	279,000,000	0
Other non-current assets	43,000,000	23,000,000
Deferred revenue	554,000,000	650,000,000
Long-term deferred revenue	4,869,000,000	5,406,000,000

CONSOLIDATED STATEMENTS OF OPERATIONS In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 KRW	Dec. 31, 2010 KRW	Dec. 31, 2009 KRW	Dec. 31, 2011 Online games-subscription revenue USD ($)	Dec. 31, 2011 Online games-subscription revenue KRW	Dec. 31, 2010 Online games-subscription revenue KRW	Dec. 31, 2009 Online games-subscription revenue KRW	Dec. 31, 2011 Online games-royalties and license fees USD ($)	Dec. 31, 2011 Online games-royalties and license fees KRW	Dec. 31, 2010 Online games-royalties and license fees KRW	Dec. 31, 2009 Online games-royalties and license fees KRW	Dec. 31, 2011 Mobile games USD ($)	Dec. 31, 2011 Mobile games KRW	Dec. 31, 2010 Mobile games KRW	Dec. 31, 2009 Mobile games KRW	Dec. 31, 2011 Character merchandising, animation and other revenue USD ($)	Dec. 31, 2011 Character merchandising, animation and other revenue KRW	Dec. 31, 2010 Character merchandising, animation and other revenue KRW	Dec. 31, 2009 Character merchandising, animation and other revenue KRW	Dec. 31, 2011 All Other USD ($)	Dec. 31, 2011 All Other KRW	Dec. 31, 2010 All Other KRW	Dec. 31, 2009 All Other KRW
Revenue
Revenue	$ 49,613	57,477,000	52,362,000	57,403,000	$ 9,975	11,556,000	9,908,000	12,674,000	$ 30,688	35,552,000	32,132,000	34,037,000	$ 8,022	9,293,000	9,188,000	7,882,000	$ 928	1,076,000	1,134,000	2,810,000
Cost of revenue																					20,926	24,243,000	20,873,000	21,170,000
Gross profit	28,687	33,234,000	31,489,000	36,233,000
Selling, general and administrative																					19,645	22,759,000	20,422,000	21,651,000
Research and development																					3,570	4,136,000	4,652,000	1,799,000
Impairment loss on intangible assets	3,191	3,697,000	475,000	280,000
Gain on loss of control in a subsidiary	(473)	(548,000)
Settlement cost of litigation	25	29,000		1,649,000
Operating income	2,729	3,161,000	5,940,000	10,854,000
Other income (expenses)
Interest income	1,592	1,844,000	1,946,000	2,395,000
Interest expense	(50)	(58,000)	(32,000)	(41,000)
Foreign currency income (loss), net	155	180,000	96,000	(225,000)
Others, net	(78)	(90,000)	312,000	(21,000)
Income before income tax expenses (benefit) and equity loss on investments	4,348	5,037,000	8,262,000	12,962,000
Income tax expenses (benefit)	(6,873)	(7,962,000)	4,207,000	4,544,000
Income before equity loss on investments	11,221	12,999,000	4,055,000	8,418,000
Equity loss on investments, net	(209)	(242,000)	(345,000)	(1,424,000)
Net income	11,012	12,757,000	3,710,000	6,994,000
Less: Net income (loss) attributable to the non-controlling interest	(1,874)	(2,171,000)	(20,000)	77,000
Net income attributable to parent company	$ 12,886	14,928,000	3,730,000	6,917,000
Earnings per share - basic and diluted:
Net income attributable to parent company common shareholders	$ 1.85	2,148	537	995
Weighted average number of shares outstanding Basic and diluted	6,948,900	6,948,900	6,948,900	6,948,900

CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (KRW)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Online games-royalties and license fees
Related party revenue	23,890,000,000	24,636,000,000	28,089,000,000
Mobile games
Related party revenue	4,604,000,000	3,917,000,000	2,951,000,000
Character merchandising, animation and other revenue
Related party revenue	616,000,000	512,000,000	947,000,000
Related Party Transactions
Cost of revenue	953,000,000	259,000,000	188,000,000
Selling, general and administrative	588,000,000	3,923,000,000	482,000,000
Research and development	317,000,000	0	0

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY	Total USD ($)	Total KRW	Common Shares USD ($)	Common Shares KRW	Additional Paid-in Capital USD ($)	Additional Paid-in Capital KRW	Retained Earnings (Accumulated Deficit) USD ($)	Retained Earnings (Accumulated Deficit) KRW	Accmulated Other Comprehensive Income (Loss) USD ($)	Accmulated Other Comprehensive Income (Loss) KRW	Non-Controlling Interest in Subsidiary USD ($)	Non-Controlling Interest in Subsidiary KRW
Beginning Balance at Dec. 31, 2008		76,608,000,000		3,474,000,000		75,247,000,000		(5,652,000,000)		3,402,000,000		137,000,000
Beginning Balance (in shares) at Dec. 31, 2008				6,948,900
Amortization of deferred stock compensation		148,000,000				148,000,000
Comprehensive (loss) income
Foreign currency translation adjustments, net of tax		(140,000,000)								(140,000,000)
Net income (loss)		6,994,000,000						6,917,000,000				77,000,000
Total comprehensive income		6,854,000,000
Ending Balance at Dec. 31, 2009		83,610,000,000		3,474,000,000		75,395,000,000		1,265,000,000		3,262,000,000		214,000,000
Ending Balance (in shares) at Dec. 31, 2009				6,948,900
Increase of non-controlling interest from acquisition of a new subsidiary		10,802,000,000										10,802,000,000
Comprehensive (loss) income
Foreign currency translation adjustments, net of tax		290,000,000								290,000,000
Net income (loss)		3,710,000,000						3,730,000,000				(20,000,000)
Total comprehensive income		4,000,000,000
Ending Balance at Dec. 31, 2010	84,946,000	98,412,000,000	2,999,000	3,474,000,000	65,080,000	75,395,000,000	4,311,000	4,995,000,000	3,065,000	3,552,000,000	9,491,000	10,996,000,000
Ending Balance (in shares) at Dec. 31, 2010			6,948,900
Comprehensive (loss) income
Foreign currency translation adjustments, net of tax	(438,000)	(510,000,000)							(438,000)	(510,000,000)
Net income (loss)	11,012,000	12,757,000,000					12,886,000	14,928,000,000			(1,874,000)	(2,171,000,000)
Total comprehensive income	10,574,000	12,247,000,000
Ending Balance at Dec. 31, 2011	$ 95,520,000	110,659,000,000	$ 2,999,000	3,474,000,000	$ 65,080,000	75,395,000,000	$ 17,197,000	19,923,000,000	$ 2,627,000	3,042,000,000	$ 7,617,000	8,825,000,000
Ending Balance (in shares) at Dec. 31, 2011			6,948,900

CONSOLIDATED STATEMENTS OF CASH FLOWS	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 KRW	Dec. 31, 2010 KRW	Dec. 31, 2009 KRW
Cash flows from operating activities
Net income	$ 11,012,000	12,757,000,000	3,710,000,000	6,994,000,000
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	3,528,000	4,088,000,000	3,708,000,000	5,627,000,000
Allowance for accounts receivable and other receivables	881,000	1,021,000,000	426,000,000	186,000,000
Impairment loss on intangible assets	3,191,000	3,697,000,000	475,000,000	280,000,000
Provision for accrued severance benefits	506,000	586,000,000	234,000,000	436,000,000
Stock compensation expense				148,000,000
Equity loss on investments, net	209,000	242,000,000	345,000,000	1,424,000,000
Gain on disposition of available-for-sale investments			(335,000,000)
Loss (gain) on foreign currency transactions	(61,000)	(70,000,000)	400,000,000	59,000,000
Loss on disposition of property and equipment			108,000,000	3,000,000
Gain on loss of control in a subsidiary	(473,000)	(548,000,000)
Others	(29,000)	(33,000,000)	110,000,000	(36,000,000)
Changes in operating assets and liabilities:
Accounts receivable	1,240,000	1,437,000,000	1,213,000,000	265,000,000
Other assets	(5,168,000)	(5,987,000,000)	(170,000,000)	971,000,000
Accounts payable	(1,179,000)	(1,366,000,000)	(437,000,000)	(602,000,000)
Accrued expenses	386,000	447,000,000	(814,000,000)	(165,000,000)
Deferred revenue	(2,153,000)	(2,494,000,000)	(498,000,000)	1,440,000,000
Income tax payable	(314,000)	(364,000,000)	368,000,000	(503,000,000)
Deferred income taxes	(10,112,000)	(11,715,000,000)	(263,000,000)	86,000,000
Payment of severance benefits	(559,000)	(648,000,000)	(91,000,000)	(832,000,000)
Other liabilities	111,000	129,000,000	(101,000,000)	80,000,000
Net cash provided by operating activities	1,016,000	1,179,000,000	8,388,000,000	15,861,000,000
Cash flows from investing activities
Decrease (increase) in short-term financial instruments	(1,919,000)	(2,223,000,000)	3,500,000,000	(8,743,000,000)
Purchase of available-for-sale investments			(5,000,000,000)	(5,000,000,000)
Proceeds from disposal of available-for-sale investments	4,334,000	5,021,000,000	5,308,000,000
Increase in short-term loans receivables			(1,249,000,000)
Purchase of equity method investments			(495,000,000)	(229,000,000)
Purchase of property and equipment	(1,351,000)	(1,566,000,000)	(1,449,000,000)	(627,000,000)
Proceeds from disposal of property and equipment	2,000	2,000,000	45,000,000	11,000,000
Increase in capitalized software development costs	(4,096,000)	(4,745,000,000)	(5,092,000,000)	(2,746,000,000)
Cash paid for acquisition, net of cash acquired			(11,277,000,000)
Reduction in cash balances upon deconsolidation of a subsidiary	(445,000)	(515,000,000)
Payment of leasehold deposits			(74,000,000)	(21,000,000)
Proceeds from leasehold deposits			31,000,000	4,000,000
Disposal of other non-current assets	824,000	955,000,000
Others, net	241,000	278,000,000	(121,000,000)	(199,000,000)
Net cash used in investing activities	(2,410,000)	(2,793,000,000)	(15,873,000,000)	(17,550,000,000)
Cash flows from financing activities
Proceeds from borrowings			418,000,000	140,000,000
Repayment of borrowings	(145,000)	(168,000,000)	(143,000,000)	(195,000,000)
Net cash provided by (used in) financing activities	(145,000)	(168,000,000)	275,000,000	(55,000,000)
Effect of exchange rate changes on cash and cash equivalents	79,000	90,000,000	(1,000,000)	(91,000,000)
Net decrease in cash and cash equivalents	(1,460,000)	(1,692,000,000)	(7,211,000,000)	(1,835,000,000)
Cash and cash equivalents
Beginning of the year	38,085,000	44,122,000,000	51,333,000,000	53,168,000,000
End of the year	$ 36,625,000	42,430,000,000	44,122,000,000	51,333,000,000

Description of Business	12 Months Ended
Dec. 31, 2011
Description of Business

1. Description of Business

Gravity Co., Ltd. (“Gravity”) was incorporated on April 4, 2000 to engage in developing and distributing online games and other related businesses principally in the Republic of Korea and other countries in Asia, North and South America and Europe. Gravity’s principal product, Ragnarok Online, a multi-player online role playing game was commercially launched in August 2002.

Gravity has seven subsidiaries. NeoCyon, Inc. and Gravity Games Corp. (formerly Barunson Interactive Corp.) operate in the Republic of Korea, while the others, including Gravity Interactive, Inc., operate in other countries.

Gravity EU SAS was excluded from the consolidation as of December 31, 2011 since the Company lost control over it (See Note 8).

On April 1, 2008, GungHo Online Entertainment, Inc. became a majority shareholder by acquiring 52.39% of the voting shares from Heartis, Inc., the former majority shareholder, and acquired additional 6.92% voting shares on June 23 and June 24, 2008. As of December 31, 2011, GungHo Online Entertainment, Inc. has majority ownership and voting rights over the Company.

The Company conducts its business within one industry segment — the business of developing and distributing online game, software and other related services.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies

2. Significant Accounting Policies

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Significant accounting policies followed by the Company in the preparation of the accompanying consolidated financial statements are summarized below.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of Gravity and the following subsidiaries (collectively referred to as the “Company”). All significant intercompany balances and transactions have been eliminated in the consolidation.

Subsidiary	Year of Establishment	Year of Obtaining Control	Percentage Ownership (%)
Gravity Interactive, Inc.(*1)	2003	2003	100.00
Gravity Entertainment Corp.	2003	2004	100.00
NeoCyon, Inc.	2000	2005	96.11
Gravity CIS Co., Ltd.(*2)	2005	2005	100.00
Gravity RUS Co., Ltd.(*2)	2007	2007	99.99
Gravity Middle East & Africa FZ-LLC(*3)	2007	2007	100.00
Gravity Games Corp.(*4)	2003	2010	50.83

(*1)	In October 2007, Gravity Interactive, Inc. founded L5 Games Inc., as a wholly owned US-based subsidiary. L5 Games Inc. was liquidated in May 2010.
(*2)	In October 2007, the Company founded Gravity RUS Co., Ltd., a Russia-based subsidiary, and acquired 99.99% of the voting shares, and then transferred 100% of the voting shares of Gravity CIS Co., Ltd. to Gravity RUS Co., Ltd. in December 2007.
(*3)	In May 2007, the Company founded Gravity Middle East & Africa FZ-LLC, a wholly owned United Arab Emirates-based subsidiary. Gravity Middle East & Africa FZ-LLC is in the process of liquidation as of December 31, 2011.
(*4)	In October 2010, the Company acquired 50.83% ownership of Barunson Interactive Corp. Based on the shareholders’ meeting held on March 28, 2011, Barunson Interactive Corp. changed its name to Gravity Games Corp.

Investments in entities where the Company holds more than 20% but less than 50% ownership or over which the Company has significant management influence are accounted for using the equity method of accounting and the Company’s share of the investee’s operations is included in equity method investments. The Company follows the equity method of accounting for investment in its joint venture Animation Production Committee, Ingamba LLC. and Gravity EU SAS (Note 8).

Investments in limited partnerships are accounted for using the equity method in accordance with Accounting Standard Codification (“ASC”) 323, Investment — Equity Method and Joint Ventures, which requires the use of the equity method unless the investor’s interest “is so minor that the limited partner may have virtually no influence over partnership operating and financial policies.” The Company follows the equity method of accounting for investment in Online Game Revolution Fund No. 1.

The Company recorded its initial investments at cost and records its pro rata share of the earnings or losses in the results of operations of the equity method investees.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant items subject to such estimates and assumptions include useful lives, salvage values and recovery of property, plant and equipment; recoverability of goodwill and intangible assets; valuation allowances for receivables, inventories and realization of deferred income tax assets, and fair values of derivatives. Actual results could differ materially from the estimates and assumptions used.

Risks and uncertainties

Industry and revenue

The industry in which the Company operates is subject to a number of industry-specific risks, including, but not limited to, rapidly changing technologies; significant numbers of new competitive entrants; dependence on key individuals; competition from similar products from larger companies; change in customer preferences; the need for the continued successful development, marketing, and selling of its products and services; and the need for positive cash flows from operations. The Company depends on one key product, “Ragnarok Online”, for most of its revenues.

During the years ended December 31, 2009, 2010 and 2011, the Company generated 84%, 85% and 83% of its revenues from countries in Asia, respectively.

As of December 31, 2009, 2010, and 2011, GungHo Online Entertainment, Inc. is the only licensee whose related accounts receivable and total revenue exceeds 10% of the Company’s total accounts receivable and total revenue, and the shares are as follows (Note 19):

		2009		2010		2011
Country	Licensee	Accounts Receivable	Revenues	Accounts Receivable	Revenues	Accounts Receivable	Revenues
Japan	GungHo Online Entertainment, Inc.	40%	56%	35%	56%	45%	50%

Concentrations of credit risk

Cash and cash equivalents and short-term financial instruments are potentially subject to concentration of credit risk. Cash and cash equivalents and short-term financial instruments are placed with several financial institutions, of which approximately 30% of such amounts are held at one financial institution.

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or the service has been delivered or rendered, the price is fixed or determinable, and collection of the resulting receivable is reasonably assured.

The Company derives most of its revenues from online game subscription fees mainly from Ragnarok Online paid by users in Korea, the United States and Canada, France and Belgium, and royalties and license fees paid by our licensees in our overseas markets.

Online games — subscription revenue

All subscription fees for the online games are prepaid, which are recorded as deferred revenue and recognized as revenue on a monthly basis in proportion to the number of days lapsed or based on actual hours used. These subscriptions are typically short-term in nature, require no additional upgrades and minor customer support.

Online games — royalties and license fees

The Company licenses the right to sell and distribute its games in exchange for an initial prepaid license fee and guaranteed minimum royalty payments. The prepaid license fee revenues are recorded as deferred revenue and recognized ratably over the license period. If license agreements are renewed upon expiration of their terms, renewal license fees are deferred and recognized ratably over the new license period.

The Company generally provides its licensees with minimal post-contract customer support on its software products, consisting of technical supports and occasional unspecified upgrades, or enhancements during the contract term. The estimated costs of providing such support are insignificant and sufficient vendor-specific evidence does not exist to allocate the revenue from software and related integration projects to the separate elements of such projects, therefore all license revenue is recognized ratably over the life of the contract.

The guaranteed minimum royalty payments are recorded as deferred revenue and recognized as the royalties are earned. In addition, the Company receives a royalty payment based on a specified percentage of the licensees’ sales, including game item revenues. These royalties that exceed the guaranteed minimum royalty are recognized on a monthly basis, as the related revenues are earned by the licensees.

Mobile game revenue

Mobile games are played using mobile phones and other mobile devices. Mobile game revenues are derived from mobile game development services and a percentage of the per-download fees that users pay. Mobile game development services are recognized when the products or services have been delivered or rendered, and per-download fees are recognized on a monthly basis as they are earned.

Character merchandising, animation and other revenue

The Company licenses the right to commercialize or distribute our game characters or animation to third-party licensees in exchange for contract prices. These contract prices are recognized when the products or services have been delivered or rendered and the customers can begin their use in accordance with the contractual terms. In addition, the Company receives royalty payment based on a specified percentage of the licensees’ sales.

The Company also sells goods related to mobile phones, such as accessories and USB data cable, which is recorded in other revenue. The company records these sales of goods when delivery has occurred and collectability of the fixed or determinable sales price is reasonably assured.

Cash and cash equivalents

Cash equivalents consist of time deposits with a maturity of three months or less at the time of purchase.

Short-term financial instruments

Short-term financial instruments primarily include time deposits placed with financial institutions which have an original maturity greater than three months but less than one year.

Short-term and long-term available-for-sale investments

On January 1, 2009, the Company adopted ASC 825, Financial Instruments. The Company has elected the fair value option for two of its investments in short-term available-for-sale securities that were acquired during the year ended December 31, 2009. Under the fair value option, unrealized gains and losses related to this investment are reflected in the consolidated statements of operations for the years ended December 31, 2009 and 2010. The adoption of ASC 825 did not impact retained earnings as of January 1, 2009.

The Company’s remaining investments in long-term available-for-sale securities are accounted for as available-for-sale securities pursuant to ASC 320, Investments — Debt and Equity Securities. The long-term available-for-sale securities are reported on the consolidated balance sheets within other non-current assets at the estimated fair market values with any changes in the estimated fair market values being recorded as a component of accumulated other comprehensive income, net of tax.

Allowance for doubtful accounts

The Company maintains allowances for doubtful accounts receivable based upon the following information: an aging analysis of its accounts receivable balances, historical bad debt rates, repayment patterns and creditworthiness of its customers, and industry trend analysis.

The payment processing service providers are responsible for remitting to the Company the full subscription revenues generated in Korea after deducting their fixed service fees and charges, which range from approximately 1.4% to 15% and risk of loss or delinquencies are borne by such payment processing service providers.

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation for property and equipment is computed using the straight-line method over the following estimated useful lives:

Computer and equipment	4 years
Furniture and fixtures	4 years
Software	3 years
Vehicles	4 years

Leasehold improvements are depreciated on a straight-line basis over the estimated useful life of the assets or the lease term, whichever is shorter.

Routine maintenance and repairs are charged to expense as incurred. Expenditures which enhance the value or extend the useful lives of the related assets are capitalized.

Accounting for the impairment of long-lived assets

Definite-lived tangible and intangible assets are amortized over their estimated useful life according to the nature and characteristics of each asset. The Company continually evaluates the reasonableness of the useful lives of these assets.

The Company reviews property, plant and equipment and other long-lived assets for impairment whenever events or changes in circumstances indicate that carrying value may not be recoverable in accordance with ASC 360, Property, Plant, and Equipment. When the aggregate of future cash flows (undiscounted and without interest charges) is less than the carrying value of the asset, an impairment loss is recognized based on the fair value of the asset.

Intangible assets

Capitalized software development costs—online game development costs

The Company capitalizes certain software development costs relating to online games that will be distributed through subscriptions or licenses. The Company accounts for software development costs in accordance with ASC 985, Costs of Software to be Sold, Leased, or Marketed). Software development costs incurred prior to the establishment of technological feasibility are expensed when incurred and are included in research and development expense. Once a software product has reached technological feasibility, then all subsequent software development costs for that product are capitalized until the product is commercially launched. Technological feasibility is evaluated on a product-by-product basis, but typically occurs when the online game has a proven ability to operate in a massively multi-player format. Technological feasibility of a product encompasses both technical design documentation and game design documentation.

The Company amortizes capitalized software development costs relating to online games and records as a component of cost of revenues the greater of the amount computed using the ratio of current gross revenues for an online game to the total of current and anticipated future gross revenues for that game or the straight-line method amount over the remaining estimated economic life of the game. Amortization starts when an online game is available for general release to public users. The Company continually evaluates the reasonableness of the economic life of the capitalized software development costs based on the average life cycle of the games whenever each new game is commercially launched or acquired.

Capitalized software development costs for online game net of accumulated amortization at December 31, 2010 and 2011 were (Won)13,700 million and (Won)18,744 million, respectively. Amortization expense for the years ended December 31, 2009, 2010 and 2011 was (Won)2,595 million, (Won)1,549 million and (Won)25 million, respectively.

The Company evaluates the recoverability of capitalized software development costs on a product-by-product basis. The recoverability of capitalized software development costs is evaluated based on the expected performance of the specific products to which the costs relate. Criteria used to evaluate expected product performance include: historical performance of comparable products using comparable technology; orders for the product prior to its release; and estimated performance of a sequel product based on the performance of the product on which the sequel is based. Capitalized costs for those products that are cancelled are expensed in the period of cancellation. In addition, impairment loss shall be recorded when management’s forecast for a particular game indicates that unamortized capitalized costs exceed the net realizable value of that asset. Significant management judgments and estimates are utilized in the assessment of when technological feasibility is established, as well as in the ongoing assessment of the recoverability of capitalized costs. In evaluating the recoverability of capitalized costs, the assessment of expected product performance utilizes forecasted sales amounts and estimates of additional development costs to be incurred. If revised forecasted or actual product sales are less than and/or revised forecasted or actual costs are greater than the original forecasted amounts utilized in the initial recoverability analysis, the actual impairment charge may be larger than originally estimated in any given period.

For the year ended December 31, 2009, the Company recognized an impairment loss on capitalized software development cost of (Won)39 million within impairment loss on intangible assets in the consolidated statements of operations. There were no impairment losses on capitalized software development cost recognized in 2010 and 2011.

Capitalized software development costs — website and internal use software development costs

The Company accounts for website and internal use software development costs in accordance with ASC 340, Internal Use Software. For website and internally used software development costs, the Company expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over the estimated product life.

Capitalized software development costs for website and internal use software at December 31, 2011 was (Won)192 million.

Research and development costs

Research and development costs consist primarily of payroll, depreciation expense and other overhead expenses which are all expensed as incurred until technological feasibility is reached.

Goodwill

Goodwill is accounted for under ASC 350, Intangibles — Goodwill and Other, which requires that goodwill and indefinite-lived intangible assets no longer be amortized, but instead be tested at least annually for impairment, and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of these assets below their carrying amount. Such an event would include unfavorable variances from established business plans, significant changes in forecasted results or volatility inherent to external markets and industries, which are periodically reviewed by the Company’s management.

Specifically, qualitative factors are assessed to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. In evaluating whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the relevant events and circumstances are assessed. If, after assessing the totality of events or circumstances, it is determined that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then a two-step process of the goodwill impairment test are not performed. If it is determined that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the first step of the two-step goodwill impairment test is performed. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized immediately in an amount equal to that excess. The goodwill impairment test is carried out at the reporting unit, which is either an operating division or a subdivision, for which stand-alone financial information is available to the management personnel of such division or subdivision for evaluating operating results.

Acquired in-process research and development technology

Acquired IPR&D assets are considered indefinite-lived intangible assets and are not subject to amortization. An IPR&D asset must be tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of the IPR&D asset with its carrying amount. If the carrying amount of the IPR&D asset exceeds its fair value, an impairment loss must be recognized in an amount equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of the IPR&D asset will be its new accounting basis. Subsequent reversal of a previously recognized impairment loss is prohibited. The initial determination and subsequent evaluation for impairment of the IPR&D asset requires management to make significant judgments and estimates. Once an IPR&D project has been completed, the useful life of the IPR&D asset is determined and amortized accordingly. If an IPR&D project has been abandoned, it is immediately expensed.

Advertising

The Company expenses advertising costs as incurred. Advertising expense was approximately (Won)1,137 million, (Won)1,853 million and (Won)3,121 million for the years ended December 31, 2009, 2010 and 2011, respectively.

Accrued severance benefits and pension plan

Employees and directors with one year or more of service are entitled to receive a lump-sum payment upon termination of their employment with the Company based on the length of service and rate of pay at the time of termination. Accrued severance benefits are estimated assuming all eligible employees were to terminate their employment at the balance sheet date in compliance with relevant laws in Korea. The annual severance benefits expense charged to operations is calculated based upon the net change in the accrued severance benefits payable at the balance sheet date based on the guidance of ASC 715, Compensation-Retirement Benefits.

Gravity and NeoCyon introduced a defined contribution pension plan in 2005 and 2011, respectively, and provide an individual account for each participant. A plan’s defined contributions to an individual’s account are to be made for periods in which that individual renders services, the net pension cost for a period shall be the contribution called for in that period.

Foreign currency translation

The Korean parent company and its subsidiaries use their local currencies as their functional currencies. The financial statements of the subsidiaries in functional currencies other than the Korean Won are translated into the Korean Won in accordance with ASC 830, Foreign Currency Matters. All assets and liabilities of the foreign subsidiaries are translated into the Korean Won at the exchange rate in effect at the end of the period, and capital accounts are determined to be of a permanent nature and are therefore translated using historical exchange rates. Revenues and expenses are translated at average exchange rates during the period. The effects of foreign currency translation adjustments are reflected in the cumulative translation adjustment account, reported as a separate component of comprehensive income in shareholders’ equity.

Foreign currency transactions

Net gains and losses resulting from foreign exchange transactions are included in foreign currency income (losses) in the consolidated statements of operations.

Income taxes

The Company accounts for income taxes under the provisions of ASC 740, Income Taxes. Under ASC 740, income taxes are accounted for under the asset and liability method. Deferred income taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse.

A valuation allowance is provided on deferred income tax assets to the extent that it is more likely than not that such deferred income tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred income tax assets and liabilities.

The Company follows ASC 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for tax positions taken or expected to be taken in a tax return. This standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The evaluation of a tax position in accordance with this standard is a two-step process. In the first step, recognition, the Company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step addresses measurement of a tax position that meets the more-likely-than-not criteria. The tax position is measured at the largest amount of benefit that has a likelihood of greater than 50 percent of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred income tax asset or an increase in a deferred income tax liability or (c) both (a) and (b).

Fair value of financial instruments

The Company’s carrying amounts of cash and cash equivalents, short-term financial instruments, accounts receivable, accounts payable and accrued liabilities approximate fair value due to the short maturity of these instruments.

The Company adopted ASC 820, Fair Value Measurements and Disclosures, in two steps; effective January 1, 2008, the Company adopted it for all financial instruments and non-financial instruments accounted for at fair value on a recurring basis and effective January 1, 2009, for all non-financial instruments accounted for at fair value on a non-recurring basis. This guidance establishes a new framework for measuring fair value and expands related disclosures (Note 9).

Accounting for stock-based compensation

The Company accounts for stock-based compensation under ASC 718.

The Company uses a Black-Scholes model to determine the fair value of equity-based awards at the date of grant. Compensation cost for stock option grants are measured at the grant date based on the fair value of the award and recognized over the service period, which is usually the vesting period. As stock-based compensation expense recognized in the consolidated statements of operations for each period is based on awards ultimately expected to vest, it is reduced for estimated forfeitures. The Company estimates forfeitures at the time of grant and revises, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Earning (loss) per share

Basic earning (loss) per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding for all periods. Diluted earning (loss) per share is computed by dividing net earning (loss) by the weighted average number of common shares outstanding, increased by common stock equivalents. Common stock equivalents are calculated using the treasury stock method and represent incremental shares issuable upon exercise of the Company’s outstanding stock options. However, potential common shares are not included in the denominator of the diluted earning (loss) per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded.

Recent accounting pronouncements

In October 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Update (“ASU”) 2009-13, Revenue Recognition (Topic 605) — Multiple-Deliverable Revenue Arrangements. This update establishes a selling price hierarchy for determining the selling price of a deliverable. The amendments of this update replaces the term “fair value” in the revenue allocation guidance with “selling price” to clarify that the allocation of revenue is based on entity-specific assumptions rather than assumptions of a marketplace participant. In conjunction with the FASB’s deliberations on ASU 2009-13, the FASB considered whether similar changes should be made to the guidance in ASC 985, Software. The FASB considered whether alternatives for determining “fair value” or selling price should also apply to arrangements that have deliverables that are within the scope of ASC 985. The FASB observed that multiple deliverable arrangements in the software industry differ from multiple deliverable arrangements in other industries. As such, the higher threshold of VSOE for purposes of separating software deliverables was retained as was the use of the residual method, where appropriate. Instead, the FASB issued ASU 2009-14, Software (Topic 985) — Certain Revenue Arrangements That Include Software Elements, which modified the scope of ASC 985 to exclude tangible products and certain software components of tangible products from its scope. The ASUs are effective for the revenue arrangements entered into or materially modified in fiscal year beginning on or after June 15, 2010. The Company adopted these amendments effective in the first quarter of 2011, and the adoption did not impact the Company’s financial condition and results of operations as ASC 985 is still applicable for the Company.

In December 2010, the FASB issued ASU 2010-28, when to perform step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts (a consensus of the FASB Emerging Issues Task Force). The ASU modifies step 1 of the goodwill impairment test under ASC 350, Intangibles — Goodwill and Other, for reporting units with zero or negative carrying amounts to require an entity to perform step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists and whether an interim goodwill impairment test between annual test dates is necessary, an entity should consider whether there are adverse qualitative factors, including the examples provided in ASC paragraph 350-20-35-30, in determining whether an interim goodwill impairment test between annual test dates is necessary. The ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010, for a public entity. The Company adopted the amendments, and the adoption did not impact the Company’s financial condition and results of operations.

In May 2011, FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs to provide largely identical guidance about fair value measurement and disclosure requirements. This standard does not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS. For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. A public entity is required to apply the ASU prospectively for interim and annual periods beginning after December 15, 2011. Early adoption is not permitted for a public entity. In the period of adoption, a reporting entity will be required to disclose a change, if any, in valuation technique and related inputs that result from applying the ASU and to quantify the total effect, if practicable. The Company is currently assessing the potential impact of the guidance.

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, to help entities perform their goodwill impairment test in a cost-effective manner. This ASU allows entities the option to perform a qualitative assessment to determine whether it is more likely than not that a reporting unit's fair value is less than its carrying amount prior to performing the two-step impairment test. An entity has the option to either perform a qualitative assessment or by-pass the qualitative assessment and proceed directly to Step 1 of the two-step goodwill impairment test for each of its reporting units. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 with early adoption permitted. The Company has early adopted this ASU and the adoption of ASU 2011-08 had no material impact on the Company’s consolidated financial statements.

In June and December 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, and ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. The amended guidance requires an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. The current option to report other comprehensive income and its components in the statement of stockholders’ equity will be eliminated. Although the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under existing guidance. An entity should apply the ASU retrospectively. For a public entity, these ASUs are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. These ASUs will change our financial statement presentation of comprehensive income but will not impact our net income, financial position, or cash flows.

Convenience Translation into United States Dollar Amounts	12 Months Ended
Dec. 31, 2011
Convenience Translation into United States Dollar Amounts

3. Convenience Translation into United States Dollar Amounts

The Company reports its consolidated financial statements in the Korean Won. The United States dollar (“US dollar”) amounts disclosed in the accompanying consolidated financial statements are presented solely for the convenience of the reader, and have been converted at the rate of 1,158.5 Korean Won to one US dollar, which is the noon buying rate of the U.S. Federal Reserve Bank of New York in effect on December 30, 2011. Such translations should not be construed as representations that the Korean Won amounts represent, have been, or could be, converted into, US dollars at that or any other rate. The US dollar amounts are unaudited and are not presented in accordance with generally accepted accounting principles generally accepted either in the Republic of Korea or the United States of America.

Restricted Assets	12 Months Ended
Dec. 31, 2011
Restricted Assets

4. Restricted Assets

As of December 31, 2011, one of the Company’s subsidiaries, Gravity Interactive, Inc. has issued an irrevocable letter of credit in the amount of $250,000 to its landlord in relation to an office lease agreement with no amounts drawn on this letter of credit as of December 31, 2011. In comparison to the amount of $500,000 of the previous year, it has been reduced by $250,000 because of the agreement with its landlord, which was made and entered on March 22, 2011. Additionally a bank deposit amounting to $250,000 was provided to a bank as collateral for this letter of credit. The Company records this restricted short-term investment as other non-current assets.

Allowance for Accounts Receivable	12 Months Ended
Dec. 31, 2011
Allowance for Accounts Receivable

5. Allowance for Accounts Receivable

Changes in the allowance for accounts receivable for the years ended December 31, 2009, 2010 and 2011 are as follows:

	2009		2010		2011
	(In millions of Korean Won)
Balance at beginning of year	(Won)	67	(Won)	2	(Won)	5
Provision for allowances		—		5		21
Reversal of previous provision		(65)		—		—
Write-offs		—		(2)		(18)

Balance at end of year	(Won)	2	(Won)	5	(Won)	8

Available-for-sale Investments	12 Months Ended
Dec. 31, 2011
Available-for-sale Investments

6. Available-for-sale Investments

The cost, gross unrealized gains and fair value of available-for-sale securities as of December 31, 2010 and 2011 are as follows:

	Cost or Carrying Value		Gross Unrealized Losses		Fair Value
	(In millions of Korean Won)
As of December 31, 2010
Current portion of available-for-sale: ELS fund (accounted for at fair value under ASC 825)	(Won)	5,000	(Won)	—	(Won)	5,000
Non-current portion of available-for-sale: Public bond		21		1		20

	(Won)	5,021	(Won)	1	(Won)	5,020

As of December 31, 2011
Current portion of available-for-sale:	(Won)	—	(Won)	—	(Won)	—
Non-current portion of available-for-sale:	(Won)	—	(Won)	—	(Won)	—

From 2009 to 2010, the Company invested (Won)5,000 million each year in the Equity-Linked Securities fund (“ELS fund”), which is comprised of bonds, marketable equity securities and trust funds as of December 31, 2010. These investments are classified as short-term available for sale investments on the balance sheet. The fair value of bonds is derived based on quoted prices in active markets, the fair value of marketable securities is derived based on quoted prices in active exchange markets, and the fair value of the trust funds is derived based on quoted prices in markets that are not active or other inputs that are observable. The trust fund portion of these investments contains an embedded derivative. The Company has determined it is not practical to bifurcate the embedded derivative and account for separately. In accordance with ASC 825 the Company has elected the fair value option to account for these investments and has assessed the fair value of the instruments as a whole. In 2011, the Company sold ELS fund, which was invested in 2010 and public bonds, which were non-current available-for-sale securities.

Acquisition of the investment in Gravity Games Corp.	12 Months Ended
Dec. 31, 2011
Acquisition of the investment in Gravity Games Corp.

7. Acquisition of the investment in Gravity Games Corp.

In October 2010, the Company acquired an aggregate of 50.83% of the voting common shares of Gravity Games Corp. (formerly, Barunson Interactive Corp.) for a purchase price of (Won)11,688 million in cash. Gravity Games Corp. is a developer of Dragonica, a multi-player online role playing game in Korea.

The acquisition was accounted for as a purchase. The purchase price was allocated to the assets acquired and liabilities assumed based on their respective fair values. Gravity Games Corp.’s results of operations are included in the Company’s consolidated financial statements from the date of acquisition. The excess amount of the purchase price over the fair market value of the net assets acquired is accounted for as goodwill. The Company believes the resulting amount of goodwill reflects its expectations of the synergistic benefits of being able to leverage Gravity Games Corp.’s multi-player online role playing game service with the Company’s own services to provide a wide variety game titles to the Company’s global network user base. The goodwill is not deductible for income tax purposes.

Acquisition-related costs of (Won)25 million have been recognized and included with as selling, general and administrative expenses.

The estimated fair value of assets acquired and liabilities assumed on the acquisition date were:

	2010
	(In millions of Korean Won)
Consideration cash	(Won)	11,688

Current assets	(Won)	2,150
Non-current assets
Property and equipment		357
Game product technology		11,856
In-process research and development technology		8,503
Other non-current assets		106
Current liabilities		(460)
Non-current liabilities		(4,064)
Deferred income tax liabilities		(2,739)

Total indentified net assets		15,709

Non-controlling interest		(10,802)
Goodwill		6,781

	(Won)	11,688

The fair value of current assets acquired includes accounts receivable from its customers and loan receivable with a fair value of (Won)1,094 million. The gross amount due under the contract is (Won)1,182 million, of which (Won)88 million is expected to be uncollectible.

Acquired in-process research and development (“IPR&D”) technology relates to the “East Road” project and has not been completed at the acquisition date. IPR&D assets are initially recognized at fair value and have indefinite useful lives until the successful completion or abandonment of the associated research and development efforts. Accordingly, during the development period, these assets will not be amortized into the results of operations. Instead, these assets will be subject to periodic impairment testing. Upon successful completion of the development process for the IPR&D project, the determination of the useful life of the asset will be made. At that point in time, the asset would then be considered as having a finite-life and the Company would begin to amortize the asset into earnings.

The excess earnings method was applied as a valuation method that establishes the estimated fair value of the intangible assets based on a stream of future economic benefits, such as net cash flows, discounted to their present value. This calculation is highly sensitive to both the estimated future cash flows from the game product technology and IPR&D project and the discount rate assumed in these calculations. These components are discussed below:

•	Estimated future cash flows

The key variables that the Company must estimate to determine future cash flows include assumptions for future revenue and costs, and other economic or market-related factors. Significant management judgment is involved in estimating these variables, and they include inherent uncertainties since they are forecasting future events.

•	Discount rate

The Company employs a Weighted Average Cost of Capital (“WACC”) approach to determine the Company’s discount rate for the valuation on the intangible assets. The Company’s WACC calculation includes factors such as the risk free rate of return, cost of debt and expected equity premiums. The factors in this calculation are largely external to the Company, and therefore are beyond the Company’s control.

The Company measured the fair value of the non-controlling interest based on the fair value of the enterprise on a per-share basis (49.2%). There was no quoted market price available since the acquired company was a non-public company. Therefore, an income approach (discounted cash flow model) was primarily used to estimate the enterprise value and public company market multiple were also considered.

The following unaudited pro forma information presents the revenue and net income of the combined entity for the years ended December 31, 2009 and 2010 as if the acquisition of Barunson had been completed on January 1, 2009 with adjustments to give effect to pro forma events that are directly attributable to the acquisition. The unaudited pro forma results do not reflect any operating efficiencies or potential cost savings which may result from acquisitions of the investment in Barunson. Accordingly, these unaudited pro forma results are presented for illustrative purposes and are not intended to represent or be indicative of the actual results of operations of the combined company that would have been achieved had the acquisition occurred at the beginning of the comparable prior annual reporting period presented, nor are they intended to represent or be indicative of future results of operations.

The unaudited pro forma revenue and net income are as follows:

	2009		2010
	(In millions of Korean Won except per share data)
Revenue	(Won)	60,689	(Won)	57,930
Net Income		5,093		3,446

Basic earnings per share		733		496

Diluted earnings per share		733		496

The amounts of revenue and net loss of Barunson included in the Company’s consolidated statements of operations from the acquisition date to December 31, 2010 are (Won)748 million and (Won)211 million, respectively.

Equity Method Investment	12 Months Ended
Dec. 31, 2011
Equity Method Investment

8. Equity Method Investment

The Company’s equity method investment balance is comprised of the following at December 31 :

	2010		2011
	(In millions of Korean Won)
Animation Production Committee	(Won)	—	(Won)	—
Online Game Revolution Fund No. 1		838		838
Gravity EU SAS		—		254
Ingamba LLC		498		352

Total equity method investments	(Won)	1,336	(Won)	1,444

The Company’s equity income (loss) on investments is comprised of the following for the years ended December 31 :

	2009		2010		2011
	(In millions of Korean Won)
Animation Production Committee	(Won)	—	(Won)	—	(Won)	—
Online Game Revolution Fund No. 1		(1,424)		(358)		(38)
Gravity EU SAS		—		—		(70)
Ingamba LLC		—		13		(134)

Total equity loss on investments	(Won)	(1,424)	(Won)	(345)	(Won)	(242)

Animation Production Committee

In April 2004, the Company’s subsidiary, Gravity Entertainment Corp., invested ¥123 million ((Won)1,358 million) for a 30% interest in “Animation Production Committee,” a joint venture, which was incorporated in Japan to produce an animation of Ragnarok. The investment was accounted for under the equity method of accounting. In 2006, the Company discontinued applying equity method as the investment was reduced to zero. The Company does not have contractual obligation to fund the further losses of joint venture.

Online Game Revolution Fund No. 1

In 2005, the Company entered into a limited liability partnership agreement to invest the committed amount of ¥1,000 million ((Won)8,713 million) in Online Game Revolution Fund No. 1, a limited liability partnership (the “Partnership”). In 2005, 2006, 2008 and 2009, the Company invested ¥100 million ((Won)869 million), ¥150 million ((Won)1,245 million), ¥642 million ((Won)6,054 million) and ¥18 million ((Won)229 million), respectively. As of December 31, 2011, the Company, SoftBank Corp. and GungHo Online Entertainment, Inc. (“GungHo”) have interests of 16.39%, 49.18% and 8.20%, respectively, in Online Game Revolution Fund No. 1. The Company has 16.39% interest in the Partnership as a limited partner, and cannot significantly influence over the Partnership’s operation and financial policies per the limited liability partnership agreement. However, the Company accounts for the investment under equity method of accounting in accordance with ASC 323, Investment- Equity Method and Joint Ventures, which requires the use of the equity method unless the investors’ interest is so minor that the limited partner may have virtually no influence over the Partnership’s operating and financial policies. The Company recorded as equity loss of the Partnership amounting to (Won)1,424 million, (Won)358 million and (Won)38 million in 2009, 2010 and 2011, respectively.

Summarized financial information of the Partnership at December 31, 2010 and 2011 is as follows:

Balance Sheets

	2010		2011
	(In millions of Korean Won)
Current assets	(Won)	4,296	(Won)	4,646
Noncurrent assets		1,863		1,980

Total Assets		6,159		6,626

Current liabilities		28		429
Noncurrent liabilities		1,018		1,082
Shareholders’ equity		5,113		5,115
Percentage of ownership in equity investees		16.39%		16.39%

Investment in equity investees at cost plus equity undistributed earnings since acquisition	(Won)	838	(Won)	838

Statements of operations

	2009		2010		2011
	(In millions of Korean Won)
Revenues	(Won)	1,795	(Won)	2,180	(Won)	—

Cost and expense		10,483		9,856		300
Operating loss		8,688		7,676		300
Other income, net		—		5,492		—

Loss before income taxes		8,688		2,184		300
Income tax expense		—		—		—

Net Loss		8,688		2,184		300
Percentage of ownership in equity investees		16.39%		16.39%		16.39%

Equity in net loss of equity method investees		1,424		358		49
Income tax effect		—		—		(11)

Equity in net loss of equity method investees, net of tax	(Won)	1,424	(Won)	358	(Won)	38

This Partnership is operated in Japan and the objective of the Partnership is to invest in business relating to online games for the benefit of all the partners. The Partnership had invested in eight games since its operation.

On December 31, 2010, the term of the Partnership expired and it is under liquidation. The liquidation process was not consummated due to the delay in selling certain games that the Partnership had invested. The Company is expecting that the Partnership will be able to distribute the remaining disposable assets including cash of (Won)4,544 million and receivables from selling the games upon dissolution. The Partnership did not have any debt outstanding at December 31, 2011. Therefore, the Company has estimated that the Company’s share of such liquidation proceeds will be at least equal to the Company’s carrying value of its investment in the Partnership at December 31, 2011.

Ingamba LLC

In June 2010, the Company invested Russian Ruble 13 million ((Won)502 million), which represents 25% of Ingamba LLC.’s total capital, in order to distribute the Company’s games in Russia. The investment in Ingamba LLC. was accounted for as an equity method investment. The Company recorded as equity gain on investments amounting to (Won)13 million in 2010 and equity loss on investments amounting to (Won)134 million in 2011.

Gravity EU SAS

In 2011, Gravity EU SASU issued new shares to new investors and the Company and then transformed into a joint venture named Gravity EU SAS. Due to a dilution of the Company’s interest in Gravity EU SAS, the Company’s ownership of the investee decreased from 100% to 25%. Gravity EU SAS was excluded from the consolidation as of December 31, 2011 since the Company lost control over it. Upon deconsolidation, the Company recorded its retained interest in Gravity EU SAS at fair value at the date of deconsolidation. As a result, a gain on loss of control in a subsidiary of (Won)548 million was recognized in the consolidated statements of operations. And the entire accumulated other comprehensive income balance that relates to EU SASU was recognized as a part of the gain. Gravity EU SAS was accounted for by using an equity method since August 2011 and equity loss on investments amounting to (Won)70 million was recognized in 2011.

Fair value of financial instruments	12 Months Ended
Dec. 31, 2011
Fair value of financial instruments

9. Fair value of financial instruments

The Company adopted ASC 820, Fair Value Measurements and Disclosures effective January 1, 2009, for all financial assets and liabilities as required. This statement defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining fair value, the Company considers the principal or most advantageous market in which the Company would transact, and the Company considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of non-performance.

The Company’s financial instruments are measured and recorded at fair value, except for cost method investments. The Company’s non-financial assets, such as goodwill, intangible assets, and property, plant and equipment, are measured at fair value when there is an indicator of impairment and recorded at fair value only when an impairment charge is recognized.

As discussed in Note 2, the Company adopted ASC 825, which permits entities to choose to measure financial instruments and certain other items at fair value and consequently report unrealized gains and losses on these items in earnings. ASC 825 was effective for the Company’s fiscal year beginning January 1, 2009. The Company has elected the fair value option to measure its short-term available-for-sale investments.

The estimated fair value of financial assets is determined by the Company, using available market information and valuation methodologies considered to be appropriate. However, considerable judgment is required in interpreting market data to develop the estimates of fair value.

The following methods and assumptions were used to estimate the fair value of each class of significant financial assets and financial liabilities:

(i) Cash and cash equivalents, short-term financial instruments, accounts receivable and accounts payable

The carrying amount approximates fair value because of the short maturities of these balances.

(ii) Short-term available-for-sale investments with an embedded derivatives features

The Company’s short-term available for sale securities are the investment in Equity-Linked Securities fund (“ELS fund”) which represents equity interests in a fund that is comprised of bonds and trust funds as of December 31, 2010. The fair value of bonds is derived based on quoted prices in active markets, and the fair value of trust funds is derived based on quoted prices in markets that are not active or other inputs that are observable. The trust fund portion of this investment contains an embedded derivative. The Company has determined that it is not practical to bifurcate the embedded derivative and account for separately as the host contract and embedded derivative are closely related. Pursuant to ASC 825, the Company has elected the fair value option to account for this investment. Accordingly, the entire change in estimated fair value in the beneficiary certificates is included in the consolidated statements of operations.

(iii) Long-term available-for-sale investments

The fair value of market traded investments such as listed company’s stocks, public bonds and other marketable securities are based on quoted market prices for those investments.

The Company’s financial assets and liabilities are valued utilizing the market approach to measure fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The standard describes a fair value hierarchy based on three levels of inputs that may be used to measure fair value which are the following:

•	Level 1 — Quoted prices in active exchange markets involving identical assets or liabilities.

•

Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs for the asset or liability, either directly or indirectly, and management assessments and inputs using a binomial lattice model as the valuation technique.

Additionally, the Company considers both counterparty credit risk and its creditworthiness in determining fair value. The Company attempts to mitigate credit risk to third parties by actively monitoring the creditworthiness of counterparties and its exposure to credit risk by selecting major financial institutions with healthy financial position as counterparties.

The following table summarizes the Company’s financial assets measured at fair value on a recurring basis in accordance with ASC 820 and ASC 825 at December 31, 2010 :

December 31, 2010	Quoted Market Price in Active Market (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
	(In millions of Korean Won)
Short term available for sale investments	(Won)	—	(Won)	5,000	(Won)	—	(Won)	5,000
Long term available for sale investments (other non-current assets)		20		—		—		20

Total available for sale investments	(Won)	20	(Won)	5,000	(Won)	—	(Won)	5,020

In 2010, there was no transfer of financial instruments between different categories of fair value.

As of December 31, 2011, there is no financial instruments measured at their fair value in accordance with ASC 820 and ASC 825.

Property and Equipment, Net	12 Months Ended
Dec. 31, 2011
Property and Equipment, Net

10. Property and Equipment, Net

Property and equipment as of December 31, 2010 and 2011 consist of the following:

	2010		2011
	(In millions of Korean Won)
Computer and equipment	(Won)	11,608	(Won)	12,026
Furniture and fixtures		1,717		1,859
Vehicles		92		93
Capital lease assets		837		938
Leasehold improvements		763		771
Software externally-purchased		9,534		9,647

		24,551		25,334
Less: accumulated depreciation		(21,879)		(22,603)

	(Won)	2,672	(Won)	2,731

Depreciation expenses for the years ended December 31, 2009, 2010 and 2011 were (Won)2,924 million, (Won)1,856 million and (Won)1,651 million, respectively.

No impairment loss was recorded for the years ended December 31, 2009, 2010 and 2011.

Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2011
Goodwill and other intangible assets

11. Goodwill and other intangible assets

Capitalized software development cost and other intangible assets as of December 31, 2010 and 2011 consist of the following:

	At December 31, 2010						At December 31, 2011
	Gross Carrying Amount		Accumulated Amortization		Net Carrying Amount		Gross Carrying Amount		Accumulated Amortization		Accumulated Impairment		Net Carrying Amount
	(In millions of Korean Won)
Capitalized software development cost	(Won)	21,446	(Won)	(7,746)	(Won)	13,700	(Won)	26,707	(Won)	(7,771)	(Won)	—	(Won)	18,936
Acquired intangible assets
Product technology		18,382		(6,921)		11,461		18,382		(9,292)		(2,384)		6,706
IPR&D technology		8,503		—		8,503		8,503		—		—		8,503
Trademarks		450		(281)		169		503		(323)		—		180
Others		176		(169)		7		1,522		(362)		(799)		361

Total	(Won)	48,957	(Won)	(15,117)	(Won)	33,840	(Won)	55,617	(Won)	(17,748)	(Won)	(3,183)	(Won)	34,686

The company capitalized (Won)4,243 million and (Won)5,261 amount of R&D costs in accordance with ASC 985, Costs of Software to be Sold, Leased, or Marketed in 2010 and 2011.

All of the Company’s intangible assets other than goodwill and IPR&D are subject to amortization. No significant residual value is estimated for the intangible assets. Aggregate amortization expense for intangible assets for the years ended December 31, 2009, 2010 and 2011 was (Won)2,703 million, (Won)2,099 million and (Won)2,631 million, respectively.

The Company recognized an impairment loss of (Won)2,384 million and (Won)799 million for product technology (“Dragonica”), and other intangible assets (“Eternal destiny”) in 2011, respectively. The gross carrying amounts of Dragonica and Eternal destiny were (Won)11,856 million and (Won)846 million, respectively.

As of December 31, 2011, the carrying values of Dragonica and Eternal destiny are (Won)6,706 million and (Won)0 million, respectively.

Despite the Company’s various efforts, a significant decrease in revenue of Dragonica was noted in fourth quarter of 2011, which was a trigger event for the impairment analysis of Dragonica. In addition, the Company commercially launched Eternal Destiny in August 2011. However, the game did not gain popularity in market and the Company ceased offering commercial service in November 2011, which was a trigger event for the impairment of Eternal Destiny.

As the carrying amount of Dragonica and Eternal destiny exceeds the sum of their respective estimated undiscounted future cash flows from the use, Dragonica and Eternal destiny were considered impaired. And the Company recognized an impairment loss of (Won)2,384 million and (Won)799 million, respectively, since the carrying amount before the recognition of impairment loss exceeds their fair values.

Changes in goodwill balances for the years ended December 31, 2010 and 2011 are as follows:

	2010		2011
	(In millions of Korean Won)
Balance at beginning of the year
Goodwill	(Won)	1,451	(Won)	8,232
Accumulated impairment losses		(241)		(241)

		1,210		7,991

Impairment losses		—		(514)
Acquisition in the business combination		6,781		—
Balance at end of the year
Goodwill		8,232		8,232
Accumulated impairment losses		(241)		(755)

	(Won)	7,991	(Won)	7,477

As described in Note 2, the Company performed annual impairment test for goodwill at each reporting unit, NeoCyon, Inc. and Gravity Games Corp. using data as of December 31, 2011. Prior to performing the two-step impairment test for goodwill, the Company performed a qualitative assessment for the reporting unit of NeoCyon and Gravity Games and concluded not to perform the two-step impairment test for NeoCyon as it is more likely than not that a reporting unit of NeoCyon’s fair value is greater than its carrying amount. In performing the impairment analysis for goodwill and IPR&D technology (“East Road”), which have indefinite useful lives, the Company used income approach to determine the fair value of the reporting unit and IPR&D technology. The fair value was determined based on the present value of estimated future cash flows, discounted at a risk-adjusted rate. The Company used internal forecasts to estimate future cash flows and included an estimate of long-term future growth rates based on most recent views of the long-term outlook for each business. The Company derived the discount rates by applying the capital asset pricing model.

As of December 31, 2011, the fair value of East Road is estimated to exceed its carrying amount, therefore the impairment test does not result in any impairment charge for East Road. However, in performing the annual impairment test for goodwill for Gravity Games Corp., the fair value of the business reporting unit for Gravity Games Corp. was determined to be lower than the book value of the business reporting unit for Gravity Games Corp. Therefore, in 2011, the Company recorded impairment loss of (Won)514 million in the reporting unit of Gravity Games Corp., which is primarily a result of a decline in projected future revenues as compared to the projections of revenue used for the initial recognition of the goodwill at the acquisition date in 2010.

During the fiscal year ended December 31, 2009, the Company recorded impairment losses of (Won)241 million in reporting units in the Russian business due to the overall decline in the fair value of the reporting units and uncertainty in the future. The impairment losses of (Won)241 million represented the entire outstanding balance of goodwill in the reporting unit before the impairment losses.

Expected amortization expense related to current net carrying amount of intangible assets is as follows:

	(In millions of Korean Won)
2012	(Won)	5,142
2013		5,803
2014		5,631
2015		5,218
2016 and thereafter		4,389

	(Won)	26,183

IPR&D asset will be amortized once the project is completed and the asset is placed in service. However, it was excluded from the expected amortization schedule due to uncertainty as to when it will be placed in service.

Accrued Severance Benefits	12 Months Ended
Dec. 31, 2011
Accrued Severance Benefits

12. Accrued Severance Benefits

Changes in accrued severance benefits for the years ended December 31, 2009, 2010 and 2011 are as follows:

	2009		2010		2011
	(In millions of Korean Won)
Balance at beginning of year	(Won)	926	(Won)	478	(Won)	1,031
Acquisition of Gravity Games Corp.		—		427		—
Provisions for severance benefits		436		234		586
Severance payments		(832)		(91)		(648)
Terminated but not paid		(52)		(17)		(53)

Balance at end of year	(Won)	478	(Won)	1,031	(Won)	916

In 2005, Gravity introduced a defined contribution pension plan (“Pension Plan”) in accordance with the Employee Benefit Security Act of Korea and entered into a nonparticipating defined contribution insurance contract with a life insurance company. Gravity’s contribution to the Pension Plan was (Won)1,027 million, (Won)1,075 million and (Won)1,085 million in 2009, 2010 and 2011, respectively. In 2011, NeoCyon, Inc. also introduced a Pension Plan and the amount of cost recognized for the Pension Plan was (Won)97 million. For the contributions already paid, Gravity and NeoCyon will have no legal or constructive obligation to pay further amounts and therefore no severance benefits were accrued. As of December 31, 2011, no subsidiaries other than NeoCyon, Inc. introduced a Pension Plan and severance benefits were accrued.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

13. Commitments and Contingencies

Commitments

As of December 31, 2011, the Company has outstanding licensing agreements of Ragnarok Online with 10 companies internationally. Based on the agreements with the licensees, the Company receives certain amount (24% to 40%) of each licensee’s revenues as royalty.

The Company has contracts for the exclusive right of Ragnarok Online II game distribution and sales with GungHo Online Entertainment, Inc. (“GungHo”) in Japan, AsiaSoft Corporation Public Co., Ltd. in Thailand, Shanghai The 9 Information Technology Ltd., in China, Level up! Inc. in Philippines, AsiaSoft Online Pte. Ltd., in Singapore and Malaysia, AsiaSoft Corporation Public Co., Ltd. in Vietnam, PT. Lyto Datarindo Fortuna in Indonesia and Level up! Interactive S.A. in Brazil. The contract periods of these license agreements range from two to four years after commercialization in each geographical location.

In June 2010, the Company entered into an agreement for Requiem in Russia and 14 other countries with Ingamba LLC. In March 2010, the Company entered into an agreement for Requiem in Taiwan, Hong Kong and Macau with GameFlier International Corporation.

The Company entered into a software licensing agreement with GungHo in December 2005 for the right to publish and distribute Emil Chronicle Online (“ECO”) worldwide, except for Japan, which was renewed in 2006, 2010 and 2011. In August 2007, the Company entered into an agreement with GameCyber Technology Ltd. to distribute ECO in Taiwan and Hong Kong, which was renewed in June 2011. In February 2009, the Company entered into an agreement with PT. Wave Wahana Wisesa for distribution of ECO in Indonesia. The Company entered into a license and distribution agreement with Access Bright Limited to distribute ECO in China in June 2010.

As of December 31, 2011, the Company has outstanding licensing agreements of Dragonica with seven companies internationally. Based on the agreements with the licensees, the Company receives certain amount (21% to 40%) of each licensee’s revenues as royalty.

As of December 31, 2011, the license fee the Company has committed to pay upon the commercial launches of the licensed games was (Won)1,452 million.

In December 2007, Gravity Interactive, Inc. entered into a capital lease agreement with respect to the open beta testing server for the commercial distribution of Requiem with a total lease payment of $271 thousand over a two-year-period. In 2008, this capital lease agreement was amended, thereby decreasing the total lease payment by $140 thousand to $131 thousand. The Company also entered into additional capital lease agreements to utilize more assets including servers in 2009, which increased the total capital lease payment by $123 thousand. In 2008, the Company made principal and interest payments of $80 thousand and $26 thousand, respectively. In 2009, the Company made principal and interest payments of $153 thousand and $33 thousand, respectively. The Company also entered into additional capital lease agreements to utilize more assets including servers and equipment in 2010, which increased the total capital lease payment by $326 thousand. Therefore, the Company made principal and interest payments of $124 thousand and $28 thousand in 2010, respectively. In 2011, the Company entered into additional capital lease payment agreements which increased the total capital lease payment by $93 thousand. Therefore, the Company made principal and interest payments of $151 thousand and $52 thousand in 2011, respectively.

Future minimum lease payments for the leases as of December 31, 2011, are as follows:

	2012		2013
	Principal	Interest	Principal	Interest
	(In thousands of US dollars)
Capital lease	$172	$30	$124	$7

In addition to the capital lease above, the Company leases certain properties. The Company’s operating leases consist of various property leases expiring in 2012. Rental expenses incurred under these operating leases were approximately (Won)3,759 million, (Won)2,823 million and (Won)2,949 million for the years ended December 31, 2009, 2010 and 2011, respectively. The Company entered into a lease agreement with Korea Software Industry Promotion Agency in 2008 and recorded a guarantee deposit of (Won)1,371 million as of December 31, 2011.

Future minimum rental payments for the leases as of December 31, 2011, are as follows:

2012
(In millions of Korean Won)
Operating lease	(Won)	2,674

Litigation

In May 2006, a former investor of Ragnarok Online filed a lawsuit in Korean Court against the Company with related claim amount of (Won)1,344 million claiming that the Company failed to distribute the earnings from certain amount of net sales due to the embezzlement of royalty revenue committed by a former chairman of the Company and from license fees from overseas licensees from 2002 to 2005. In 2009, the Company won the lawsuit in Korean Court filed by the former investor of Ragnarok Online to claim additional distribution of earnings.

In October 2006, Softstar Entertainment, Inc., the Company’s former licensee in Taiwan, Hong Kong and Macau for R.O.S.E. Online, filed a lawsuit in Singapore against the Company insisting that the Company caused it to incur a loss in their business by providing them with a materially deficient program. The Company entered into a settlement agreement with Softstar Entertainment, Inc. regarding a compensation lawsuit Softstar Entertainment, Inc. filed in 2009. As a result, the Company paid $2 million to Softstar Entertainment, Inc. and recognized the loss of (Won)1,649 million, which is the difference between the settlement and the existing deferred revenue balance under prior year’s statements of operations.

In June 2009, a director and manager of Gravity Middle East & Africa FZ-LLC (“ME&A”), the subsidiary in United Arab Emirates, asserted to the Company a claim for his salary for the past twenty months, which amounts to (Won)229 million (AED 721,022). The Company did not record any accrual from the claim at this time as the Company believes that they had not entered into a valid contract with this director which required the payment of salary. While there is no significant progress on this claim in 2011, the Company is unable to predict the ultimate outcome of this claim.

In April 2009, the Company repatriated (Won)1,820 million ($1.4 million) from ME&A, which comprised most of remaining net assets of ME&A. ME&A had been in process of liquidation since September 2008. In August 2010, the director and manager of ME&A, as a representative of ME&A, filed a lawsuit against the Company and some of its directors and officers on the subject of them being accused of the repatriation of ME&A claiming an aggregate of (Won)1,628 million (AED 5 million and related interests plus litigation costs). In November 2011, the case was decided in favor of the plaintiff and the Company filed an appeal with the Seoul High Court and paid deposit in court amounting to (Won)4,140 million to proceed with the appeals against the dismissal of the case regarding the repatriation of capital funds from ME&A. No amount was accrued because the above case would not result in a loss of the Company.

In April 2010, the Company was charged by a former executive of the Company seeking payment of compensation amounting to (Won)1,201 million under a certain employment agreement. The case was dismissed and the plaintiff filed appeal against the dismissals of the lawsuits with the Seoul High Court in May 2011 and the court ruled partially in favor of the plaintiff. The plaintiff and the Company brought final appeals with the Supreme Court of Korea in December 2011 and the both appeals were finally dismissed by the Supreme Court of Korea in April 2012. In May 2010, the former executive filed another lawsuit claiming, amounting to (Won)50 million, employment termination without cause. The case was dismissed and the plaintiff filed an appeal with the Seoul High Court in April 2011. In June 2011, the former executive filed another lawsuit against the Company claiming nullity of dismissal and seeking remuneration, amounting to (Won)110 million, due regarding the remainder of his term. In the opinion of management, there was not at least a reasonable possibility the Company may have incurred a material loss with respect to the above matters although the Company is unable to predict the ultimate outcome. The Company did not record a liability as of December 31, 2011.

In June 2010, NeoCyon proposed a lawsuit amounting to (Won)1,294 million and related interests against former CEO of NeoCyon, the defendant, of whom was accused of being given unauthorized surplus of compensations in retirement and retirement bonus funds from NeoCyon. The former CEO of NeoCyon filed suit against NeoCyon while noting that he should be paid an additional amount of (Won)81 million and related interests in retirement and retirement bonus funds. As of December 2011, the court proceedings of the two lawsuit cases are in progress and the Company is unable to predict the ultimate outcome of the above matters.

In November 2010, Gravity Interactive, Inc., THQ Inc. and others were accused of a trademark infringement by the trademark owner of Dragonica, Victor Garcia, and was filed a lawsuit at the United States District Court for the Southern District of Florida. The plaintiff filed a claim on all gains for the Company, losses for the plaintiff and other compensations occurring through the trademark infringement. In February 2011, Gravity Interactive, Inc. sent a written defense to the United States District Court for the Southern District of Florida, noting that there was no trademark infringement of “Dragonica.” In February 2012, the Company reached a settlement with Victor Garcia on condition that the trademark would not be used in commerce anywhere within the U.S.A. and the settlement was closed in March 2012.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity

14. Shareholders’ Equity

As of December 31, 2011, Gravity is authorized to issue a total of 40 million shares with a par value of (Won)500 per share, in registered form, consisting of common shares and non-voting preferred shares. Of this authorized amount, Gravity is authorized to issue up to 2 million non-voting preferred shares. Under the articles of incorporation, holders of non-voting preferred shares are entitled to receive dividends of not less than 1% and up to 15% of the par value of such shares, the exact rate to be determined by Gravity’s Board of Directors at the time of issuance, provided that the holders of preferred shares are entitled to receive dividend at a rate not lower than that determined for holders of common shares. Gravity does not have any non-voting preferred shares outstanding.

As of December 31, 2011, the Company had a total of 6,948,900 common shares issued and outstanding. All of the issued and outstanding shares are fully paid and are registered.

Stock Purchase Option Plan	12 Months Ended
Dec. 31, 2011
Stock Purchase Option Plan

15. Stock Purchase Option Plan

A summary of option activity under the Option Plan as of December 31, 2011, and changes during the years then ended is as follows:

	Number of Stock Options	Weighted Average Exercise Price per Share		Weighted Average Remaining Contractual Life
Stock options outstanding as of January 1, 2009	31,095	(Won)	45,431

Options expired	13,526		45,431
Options forfeited	4,044		45,431

December 31, 2009	13,525	(Won)	45,431

Options expired	13,525		45,431

December 31, 2010	—	(Won)	—

During 2010, 13,525 out of 271,000 stock options granted to officers and employees on December 24, 2004 expired (the accumulated number of stock options which expired until 2009 was 59,742) and none of stock options were cancelled due to the retirement of the officers and employees (the accumulated number of stock options which were cancelled until 2009 were 197,733).

The total compensation expense relating to the grant of stock options is recognized over the five year vesting period using the ASC 718, Compensation-Stock Compensation, graded attribution model. The Company recognized (Won)148 million in stock compensation expense for the years ended December 31, 2009. Stock compensation expenses are included in selling, general and administrative expenses, research and development expenses, and cost of revenue in the consolidated statements of operations.

As there is no stock option outstanding as of December 31, 2011, no compensation cost has been recognized for the year ended December 31, 2011.

Earning Per Share	12 Months Ended
Dec. 31, 2011
Earning Per Share

16. Earning Per Share

The components of basic and diluted earning per share are as follows:

	2009		2010		2011
	(In millions of Korean Won, except per share data)
Net income available for common shareholders (A)	(Won)	6,917	(Won)	3,730	(Won)	14,928
Weighted average outstanding shares of common shares (B)		6,948,900		6,948,900		6,948,900

Earnings per share Basic and diluted (A/B)	(Won)	995	(Won)	537	(Won)	2,148

The 13,525 stock options outstanding as of December 31, 2009 are excluded from the Company’s calculation of earnings per share as their effect is anti-dilutive.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

17. Income Taxes

Income tax expenses (benefit) for the years ended December 31, 2009, 2010 and 2011 consist of the following:

	2009		2010		2011
	(In millions of Korean Won)
Income (loss) before income taxes
Domestic	(Won)	15,044	(Won)	10,395	(Won)	4,878
Foreign		(2,082)		(2,133)		159

		12,962		8,262		5,037

Current income taxes
Domestic		4,477		4,458		3,694
Foreign		(19)		12		70

		4,458		4,470		3,764

Deferred income taxes
Domestic		86		(263)		(11,726)
Foreign		—		—		—

		86		(263)		(11,726)

Total income tax expenses(benefit)	(Won)	4,544	(Won)	4,207	(Won)	(7,962)

Income taxes recognized directly in other comprehensive income for the year ended December 31, 2011 is (Won)130 million.

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities as of December 31, 2010 and 2011 are as follows:

	2010		2011
	(In millions of Korean Won)
Deferred tax assets
Accrued expense	(Won)	73	(Won)	181
Allowance for doubtful		360		421
Investments in subsidiaries and equity method investees		—		1,897
Depreciation and amortization		321		204
Deferred revenue		1,124		663
Provisions for severance benefits		196		100
Unrealized foreign exchange losses		102		—
Net operation loss carryforwards in subsidiaries		5,095		3,887
Foreign tax credit carryforwards		19,356		17,224
Tax credit carryforwards for research and human resource development		3,490		2,434
Others		203		164

Total deferred tax assets		30,320		27,175
Less: Valuation allowance		(28,643)		(14,531)

	(Won)	1,677	(Won)	12,644

Deferred tax liabilities
Accrued income	(Won)	54	(Won)	78
Depreciation and amortization		220		232
Investments in subsidiaries and equity method investees		—		426
Intangible assets		3,137		2009
Unrealized foreign exchange gains		2		9
Others		7		37

Total deferred tax liabilities		3,420		2,791
Net deferred tax assets (liabilities)	(Won)	(1,743)	(Won)	9,853

Reported as
Current portion of deferred income tax assets	(Won)	857	(Won)	3,062
Non-current deferred income tax assets		—	(Won)	8,308
Non-current deferred income tax liabilities	(Won)	2,600	(Won)	1,517

Deferred income tax assets are recognized only to the extent that realization of the related tax benefit is more likely than not. Realization of the future tax benefits related to the deferred income tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the period during which the temporary differences reverse, the outlook for the economic environment in which the Company operates, and the overall future industry outlook.

In assessing the realizability of deferred income tax assets, management considered whether it was more likely than not that some portion or all of the deferred income tax assets would not be realized. Especially, significant portion of the tax credit carryforwards is expected to expire if the Company does not generate sufficient taxable income in Korea. The ultimate realization of deferred income tax asset is dependent upon the generation of future taxable income during the periods in which those temporary differences became deductible. Management considered the scheduled reversal of deferred tax liabilities, uncertainty in the future taxable income, the tax structure of the Company and tax planning strategies in making this assessment. For the years ended December 31, 2009 and 2010, full valuation allowance was provided for Gravity and certain subsidiaries. However, in 2011, based upon the level of historical taxable income and the future taxable income under the Company’s business plan over the periods in which the deferred tax assets were deductible, management believed it was more likely than not that (Won)7,937 million or 42% of the deferred tax assets from tax credit carry forwards is realizable for Gravity.

As of December 31, 2011, Gravity Co., Ltd. in Korea had temporary differences of (Won)2,726 million, foreign tax credit carryforwards and tax credit carryforwards for research and human resource development etc. of (Won)16,480 million and (Won)2,386 million, respectively, which expire from 2012 to 2016. Based on the Company’s historical and projected net and taxable income, the Company determined that it would be able to realize all of the temporary differences and (Won)7,937 million or 42% of tax credits carryforwards, and recognized a valuation allowance of (Won)10,929 million on the amount of available tax credit carryforwards at an effective rate expected to incurred to Gravity. Gravity as a controlling company did not recognize the deferred tax assets from outside basis difference amounting to (Won)2,443 million on investment in subsidiaries since Gravity has no plan or intention to dispose those entities in the foreseeable future. The deferred tax liabilities from outside basis difference amounting to (Won)114 million on investment in subsidiary was also not recognized since Gravity is able to control the timing of the reversal and it is probable that the difference will not reverse in the foreseeable future.

As of December 31, 2011, Gravity Entertainment Corp., the Company’s 100% owned subsidiary in Japan, had temporary differences of (Won)110 million and available loss carryforwards of (Won)1,232 million which expire from 2012 to 2018. Based on this subsidiary’s historical and projected net and taxable income, the Company determined that it would not be able to realize these temporary differences and loss carryforwards, and recognized a valuation allowance of (Won)628 million on the full amount of the temporary differences and available loss carryforwards at an effective rate expected to be incurred in Japan.

As of December 31, 2011, Gravity RUS Co., Ltd. and Gravity CIS Co., Ltd., the Company’s 100% owned subsidiaries in Russia, had available loss carryforwards of (Won)2,098 million which expire from 2015 to 2021. Based on these subsidiaries’ historical and projected net and taxable income, the Company determined that it would not be able to realize these loss carryforwards, and recognized a valuation allowance of (Won)420 million on the full amount of the available loss carryforwards at an effective rate expected to be incurred in Russia.

As of December 31, 2011, Gravity Interactive, Inc., the Company’s 100% owned subsidiary in US, had available loss carryforwards of (Won)6,409 million for federal tax and (Won)6,867 million for state tax, respectively, which expire from 2027 to 2031. Based on this subsidiary’s historical and projected net and taxable income, the Company determined that it would not be able to realize these loss carryforwards, and recognized a valuation allowance of (Won)2,554 million on the full amount of the available loss carryforwards at an effective rate expected to be incurred in U.S.

Statutory tax rate applicable to the Company is 24.2% for the years ended December 31, 2009, 2010 and 2011. In accordance with the revised Corporate Income Tax Law, statutory tax rate applicable to the Company is 24.2% until 2011 and 22% thereafter. Deferred taxes are measured using the enacted tax rate expected to apply, which is 22% for the Company.

A reconciliation of income tax expense (benefit) at the Korean statutory income tax rate to actual income tax expense (benefit) is as follows:

	2009		2010		2011
	(In millions of Korean Won)
Tax expense at Korean statutory tax rate (2009, 2010, 2011: 24.2%)	(Won)	3,137	(Won)	1,999	(Won)	1,219
Income tax exemption		—		(67)		(5)
Foreign tax credit		(427)		(414)		(393)
Tax credit carryforwards for research and human resource development		365		(585)		(356)
Foreign tax differential		(254)		(234)		39
Income not assessable for tax purpose		(2)		—		—
Expense not deductible for tax purpose		135		233		672
Change in statutory tax rate		(261)		(14)		—
Change in valuation allowances		454		(1,551)		(14,112)
Loss of control in a subsidiary		—		—		1,364
Effect of change in foreign currency exchange rate		199		124		(52)
Expiration of unused foreign tax credit and unused net operating loss carryforwards		1,240		4,430		3,635
Income tax penalties		—		133		—
Others		(42)		154		27

Total income tax expense(benefit)	(Won)	4,544	(Won)	4,207	(Won)	(7,962)

The Company assessed uncertain tax positions and measured unrecognized tax benefits for open tax years in accordance with ASC 740, Income Taxes. The Company’s policy is that it recognizes interest expenses and penalties related to income tax matters as a component of income tax expense. Accordingly, the company assesses its income tax positions and records tax benefits for all years subject to examinations based upon the evaluation of the facts, circumstances and information available at that reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, the company records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. If the company does not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized.

Based on the approach above, the company assessed the uncertain tax positions and did not record any unrecognized tax benefits as the company believes that it is more likely than not that there will not be any unrecognized tax benefits.

In 2011, Gravity was subject to a tax examination by the National Tax Service of Korea for fiscal years 2006 through 2009. As a result of the tax examination, the Company recognized (Won)133 million of income tax expense for penalties and (Won)608 million of withholding taxes for transfer pricing adjustments that arose from the difference between the actual transaction price and the estimated arm’s length price. The (Won)133 million of penalties was recorded as a component of the income tax provision, and the (Won)608 million of withholding taxes due was recorded as a component of selling, general and administrative expenses for the year ended December 31, 2010. The National Tax Service of Korea is a Korean government agency responsible for tax collection and tax law enforcement.

Allowances for deferred income tax assets for the three years ended December 31, 2009, 2010 and 2011 are as follows:

	Balance at Beginning of Year		Decrease		Increase		Balance at End of Year
	(In millions of Korean Won)
2009
Valuation allowance	(Won)	29,740	(Won)	—	(Won)	454	(Won)	30,194
2010
Valuation allowance		30,194		1,551		—		28,643
2011
Valuation allowance		28,643		14,112		—		14,531

Operations by Geographic Area	12 Months Ended
Dec. 31, 2011
Operations by Geographic Area

18. Operations by Geographic Area

Geographic information for the years ended December 31, 2009, 2010 and 2011 is based on the location of the distribution entity. Revenues by geographic region are as follows:

	2009		2010		2011
	(In millions of Korean Won)
Korea	(Won)	11,544	(Won)	9,737	(Won)	10,458
Japan		31,991		29,186		29,513
Taiwan and Hong Kong		1,887		2,926		3,590
United States		5,800		4,759		5,879
Russia		1,298		647		487
Brazil		1,096		1,114		1,189
Thailand		1,150		936		1,245
Europe		1,054		1,084		2,058
Other		1,583		1,973		3,058

	(Won)	57,403	(Won)	52,362	(Won)	57,477

Approximately 82% and 18% of the Company’s property, plant and equipment are located in Korea and the United States, respectively as of December 31, 2011.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions

19. Related Party Transactions

During the years ended December 31, 2009, 2010 and 2011, there were related party transactions with a shareholder and an equity investee as follows:

	2009		2010		2011
	(In millions of Korean Won)
Sales to related parties	(Won)	31,987	(Won)	29,065	(Won)	29,110
Purchases from related parties		670		4,182		2,139
Amounts due from related parties		2,473		3,149		3,573
Amounts due to related parties		6,608		7,412		6,373

On April 1, 2008, GungHo Online Entertainment, Inc. became a majority shareholder by acquiring 52.39% of the voting shares from Heartis, Inc., the former majority shareholder, and acquired additional 6.92% voting shares on June 23 and June 24, 2008. The transactions with GungHo and the related balances during 2009, 2010 and 2011 were included in related party transactions above.

Variable Interest Entity	12 Months Ended
Dec. 31, 2011
Variable Interest Entity

20. Variable Interest Entity

A Variable Interest Entity (“VIE”) is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. A VIE is consolidated by its primary beneficiary. The primary beneficiary has both the power to direct the activities that most significantly impact the entity’s economic performance and the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the VIE.

In evaluating whether the Company have the power to direct, as defined in the standard, the Company considers the purpose for which the VIE was created, the importance of each of the activities in which it is engaged and the Company’s decision-making role, if any, in those activities that significantly determine the entity’s economic performance as compared to other economic interest holders. This evaluation requires consideration of all facts and circumstances relevant to decision-making that affects the entity’s future performance and the exercise of professional judgment in deciding which decision-making rights are most important.

In determining whether the Company has the right to receive benefits or the obligation to absorb losses that could potentially be significant to the VIE, the Company evaluates all of economic interests in the entity, regardless of form (debt, equity, management and servicing fees, and other contractual arrangements). This evaluation considers all relevant factors of the entity’s design, including: the entity’s capital structure, contractual rights to earnings (losses), subordination of our interests relative to those of other investors, contingent payments, as well as other contractual arrangements that have potential to be economically significant. The evaluation of each of these factors in reaching a conclusion about the potential significance of the Company’s economic interests is a matter that requires the exercise of professional judgment.

In November 2009, the Company entered into an agreement with Naru Entertainment (“Naru”) to acquire publishing right of the game in development by Naru, which was considered a VIE of which the Company was not the primary beneficiary, and which was not consolidated as of December 31, 2009 and 2010.

In 2010, the Company and Naru entered into a loan agreement and terminated the publishing agreement from 2009. Under this arrangement, the Company provided loans to Naru in the amount of (Won)1,300 million and recorded it as short-term loans receivable.

In 2009, the Company entered into an agreement with Naru Entertainment Corp. (“Naru”) to acquire publishing right of the game in process of being developed by Naru in Korea for (Won)1,500 million has accounted for the prepayment of (Won)400 million as other current assets. Per the agreement, the Company retains right to claim refund on the amounts paid if the development game is delayed or failed, and the Company also has the option to acquire new shares of Naru after the commercial launch of the game.

In 2010, the Company and Naru entered into a (Won)1,300 million loan agreement and terminated the publishing agreement. In 2011, the Company amended the loan agreement with Naru so that (Won)300 million of the loan should be paid by Naru in 2012 from a funding provided by the third party, and the rest of the loan, amounting to (Won)1,000 million, and its accrued interest at 8% annually will be paid by revenue sharing payments in the future. The Company provided bad debt reserve of (Won)1,000 million.

Further, in 2011, the Company amended the loan agreement with Naru so that (Won)300 million of the loan should be paid by Naru in 2012 from the funding provided by a third party, and the rest of the loan, amounting to (Won)1,000 million, and its accrued interest at 8% annually will be paid by revenue sharing payments in the future. With the termination of the publishing agreement and the funding from a third party, Gravity’s involvement over Naru was significantly diminished. As such, the Company has concluded that none of its unconsolidated investments fall within the scope of ASC 810.

As of December 31, 2011, short-term and long-term loans receivable due from Naru were (Won)300 million and (Won)1,000 million, respectively. The Company provided bad debt reserve of (Won)1,000 million.

Based on 2011 unaudited financial statement of Naru, the total assets and liabilities of Naru at December 31, 2011 were are (Won)2,648 million and (Won)3,155 million, respectively.

As of January 1, 2010 and subsequently, the Company has evaluated if any of its unconsolidated investments fall within the scope of the amended ASC 810. The Company has concluded that none of its unconsolidated investments fall within the scope of ASC 810.

Comprehensive Income	12 Months Ended
Dec. 31, 2011
Comprehensive Income

21. Comprehensive Income

Comprehensive income for the years ended December 31, 2009, 2010 and 2011 are as follows:

	2009		2010		2011
	(In millions of Korean Won)
Net income	(Won)	6,994	(Won)	3,710	(Won)	12,757
Other comprehensive income
Effect of foreign currency translation adjustments, net of tax		(140)		290		(510)

Comprehensive income	(Won)	6,854	(Won)	4,000	(Won)	12,247

Controlling interest	(Won)	6,777	(Won)	4,020	(Won)	14,418
Non controlling interest	(Won)	77	(Won)	(20)	(Won)	(2,171)

Supplemental Cash Flow Information and Non-Cash Activities	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information and Non-Cash Activities

22. Supplemental Cash Flow Information and Non-Cash Activities

	2009		2010		2011
	(In millions of Korean Won)
Supplemental cash flow information
Cash paid during the year for income taxes	(Won)	4,439	(Won)	3,752	(Won)	3,832
Interest paid		41		32		58
Supplemental non-cash activities
Reclassification of long-term deferred revenue to deferred revenue	(Won)	1,643	(Won)	1,749	(Won)	3,978
Offset of long-term deferred revenue and accounts payable		876		1,161		—
Reclassification of prepayment to intangible assets		86		92		1,392